                                                                  Exhibit 32

                            Certification Pursuant to

                             18 U.S.C. Section 1350,

                             as Adopted Pursuant to

                  Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Quarterly Report of Competitive Companies, Inc. (the
"Company") on Form 10-QSB for the period ended June 30, 2005 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Judy
Kline, as Chief Executive Officer of the Company, certify, pursuant to 18
U.S.C.ss. 1350, as adopted pursuant toss. 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

                                 By   /s/  Russell Preston

                                 Russell Preston Chief Executive Officer and Acting
                                   Chief Financial Officer

January 5, 2006